EXHIBIT 4.9
Agreement No. ADT:00118/22
REDACTED COPY
Certain identified confidential information has been redacted from this exhibit because both (i) it is customarily and actually treated as private or confidential and (ii) it is not material.
Confidential portions of this Exhibit are designated by [*****].

14TH AMENDMENT TO THE EQUIPMENT SUPPLY AGREEMENT Entered into on June 26, 2014.
NET+PHONE TELECOMUNICAÇÕES LTDA., limited liability company, headquartered at Avenida Caminho do Mar, No. 3.115, Bloco C, Pavimento Superior, Parte A, City of São Bernardo do Campo, State of São Paulo, enrolled with the National Corporate Taxpayers’ Registry of the Ministry of Finance (“CNPJ/MF”) under No. [*****], herein represented pursuant to its Bylaws, hereinafter referred to as “CLIENT 1”;
PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A., corporation, headquartered at Avenida Brigadeiro Faria Lima, 1384, 4th floor, Parte A, City of São Paulo, State of São Paulo, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Bylaws, hereinafter simply referred to as “CLIENT 2”, and jointly with CLIENT 1, as “CLIENTS”;
TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA. limited liability company, headquartered at Rua Santa Mônica, No. 281, Bloco A, City of Cotia, State of São Paulo, Postal Code 06.715-865, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “TRANSIRE SERVIÇOS”; and
TEC TOY S.A., corporation, headquartered at Avenida Buriti, 3.149, Distrito Industrial I, City of Manaus, State of Amazonas, Postal Code 69075-000, enrolled with CNPJ/MF under No. [*****], with branches (i) at Rua Santa Mônica, 281, Bloco D, Parque Industrial San Jose, City of Cotia, State of São Paulo, Postal Code 06715-865, enrolled with CNPJ/MF under No. [*****], and (ii) at Avenida Ministro Mario Andreazza, nº 4.120, Galpão A, Distrito Industrial I, city of Manaus, State of Amazonas, Postal Code 06975-830, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “TEC TOY”.
VICTUM SERVIÇOS S.A., private corporation, headquartered at Rua Santa Mônica, No. 281, Bloco E, Parque Industrial San José, City of Cotia, State of São Paulo, Postal Code 06.715-865, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “VICTUM”.
TRANSIRE SERVIÇOS, TECTOY and VICTUM are jointly referred to as SERVICE PROVIDERS or SUPPLIERS.
CLIENT 1, CLIENT 2, TRANSIRE SERVIÇOS, TEC TOY and VICTUM are hereinafter individually referred to as “Party” and jointly as “Parties”.
WHEREAS:
(i)The Parties executed the Equipment Supply Agreement (“Agreement”) as of June 26, 2014, with subsequent amendments on October 21, 2014, July 3, 2015, October 8, 2015, May 20, 2016, December 9, 2016, February 6, 2017, August 25, 2017; November 5, 2019; October 1, 2020; July 20, 2021; March 18, 2022; May 16, 2022; and May 23, 2022;
(ii)The Parties wish to adjust the warranty period associated to the batteries of Equipment sold by the SUPPLIERS; and
(iii)The Parties hereby agree to include additional obligations to the SUPPLIERS concerning the Equipment discontinuance.
1

Agreement No. ADT:00118/22
The Parties have decided to enter into this 14th Amendment to the Equipment Supply Agreement (“Amendment”), pursuant to the following terms and conditions:
1. AMENDMENTS
1.1. The Parties agree to change the warranty period offered by the SUPPLIERS in relation to the batteries of the Equipment sold by the SUPPLIERS, which becomes effective according to the following terms:
1.1.1. For all Equipment Models, the battery’s warranty shall be of [*****], from the battery’s manufacture date, noting that said date/information is displayed in the battery, except in cases where misuse is identified, upon expert’s report evidence.
1.1.2. For S920 equipment purchased by the CLIENTS with Hallei battery, the PARTIES agree that once the Equipment is sent to the Repair Center, it may not be returned with that type of battery, and the SUPPLIERS shall choose the battery brand to be used as replacement.
1.2. The Parties agree that the new terms established above shall be effective and applicable to all Equipment sold by the SUPPLIERS as of January 1st, 2022, and the SUPPLIERS are prohibited from delivering new equipment with rechargeable batteries manufactured over [*****] prior.
1.2.1. For Equipment sold before January 1st, 2022, the Parties agree that the warranty period of the batteries shall begin as of the date of manufacture printed in the battery, subject to the terms established in sections 1.1.1 and 1.1.2 above.
1.3. The Parties agree that new Equipment purchased by the CLIENTS must not include batteries with manufacture date prior to [*****].
1.4. In conclusion, the Parties agree to include section 3.2 and its sub-sections 3.2.1 and 3.2.2, referring to the additional obligations of the SUPPLIERS in relation to the discontinuance of Equipment, which shall be effective with the following wording:
“3.2. Throughout the effectiveness hereof, the SUPPLIERS shall ensure the continuity of manufacturing and provision of the EQUIPMENT models subject matter of the supply herein contracted to the CLIENTS, without any changes to its characteristics and/or characteristics of any of its internal parts, such as modem, antenna, display, battery, processors and memories, among other items.
3.2.1. The discontinuance of the manufacturing and/or the provision of any EQUIPMENT model, whose provision is contracted herein, as well as the change to any of its characteristics and/or internal parts, shall be subject to prior notice sent to the CLIENTS at least [*****] in advance, and in that circumstance the SUPPLIER undertakes:
(i)to fully bear (a) [*****]to (b) [*****];
(i.i) [*****].
(ii)to keep and provide the CLIENTS with incremental inventory of EQUIPMENT of the discontinued model or whose characteristics and/or internal parts are changed, ensuring the continuity of provision of said EQUIPMENT to the CLIENTS for at least [*****] days and until the new model is made available for delivery, with all certification mentioned above and in compliance with all other conditions provided herein.
(iii)[*****].”
2

Agreement No. ADT:00118/22
2. RETROACTIVITY
2.1. This Amendment Instrument is executed on the date hereof, however, its effects shall relate back to the date of January 1, 2022, when the Parties had oral understandings concerning its purpose.
3. RATIFICATION
3.1. The Parties ratify all other terms and conditions of the Agreement, making it clear that the terms and clauses that have not been expressly changed by this Instrument shall remain unchanged and fully effective.
In witness whereof, the Parties execute this instrument in the electronic form, and such Parties, together with their Witnesses, acknowledge that electronic, digital, and computerized signatures are valid and fully effective, constituting instrument enforceable out-of-court for all legal purposes, even if it such signatures or certifications are not under ICP-Brazil standards, pursuant to the provisions in paragraphs of Article 10 of the Provisional Presidential Decree No. 2,200/2001 in force in Brazil.
Therefore, this Agreement, as well as the Proposals, their exhibits and amendments may be executed through such means.
São Paulo, September 27, 2022.

NET+PHONE TELECOMUNICAÇÕES LTDA.	PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A.
TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA.	TEC TOY S.A.
VICTUM SERVIÇOS S.A.
Witnesses:

1.	2.
Name:	Name:
CPF:	CPF:
3

Completion Certificate
Envelope ID: A047F23D417A4B6CA64921A81AA47698		Status:
Completed Subject: Complete with DocuSign: PAX - ADT118.22 - 14º Aditamento (ant. 12) (Prazo de Garantia de Bateri...
Source Envelope:
Document Pages: 4	Signatures: 13	Envelope Sent by:
Certificate Pages: 11	Initials: 4	Karini Nunes da Silva
AutoNav: Enabled		Av. Brigadeiro Faria Lima, 1.384
Enveloped Stamping (ID Stamping): Enabled		SP, 01452-002
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		[*****] IP Address
[*****]
Record Tracking
Status: Original	Holder: Karini Nunes da Silva	Location: DocuSign
9/29/2022 6:53:26	[*****]
AM
Signer Events	Signature	Timestamp
Paulo Rodrigo Dantas de Carvalho Dias		Sent: 9/29/2022 7:12:31 AM
[*****]		Viewed: 9/29/2022 7:27:11 AM
LAWYER UNIVERSO		Signed: 9/29/2022 7:27:39 AM
ONLINE SA
Security Level: E-mail, Account Authentication	Signature adoption: Signature image loaded
(None)	Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Not offered via DocuSign

Cleber Reynaldo de Camargo		Sent: 9/29/2022 7:27:45 AM
[*****]		Resent 9/29/2022 8:01:24 AM
Security Level: E-mail, Account Authentication		Viewed: 9/29/2022 8:03:29 AM
(None)	Signature adoption: Pre-selected Style IP	Signed: 9/29/2022 8:03:36 AM
Address: [*****]
Electronic Record and Signature Disclosure:
Accepted: 11/11/2020 10:51:59 AM
ID: 1238f001-ee66-4f53-a6d9-2433419d9dc3

Karini Nunes da Silva		Sent: 9/29/2022 7:27:45 AM
[*****] Paralegal		Viewed: 9/29/2022 7:29:16 AM
UNIVERSO ONLINE SA		Signed: 9/29/2022 7:29:26 AM
Security Level: E-mail, Account Authentication	Signature adoption: Pre-selected Style IP
(None)	Address: [*****]

Electronic Record and Signature Disclosure:
Not offered via DocuSign

Signer Events	Signature	Timestamp
Igor Nunes Dourado de Carvalho		Sent: 9/29/2022 8:03:44 AM
[*****] Lawyer		Resent 9/29/2022 8:04:13 AM
Security Level: E-mail, Account Authentication		Resent 9/29/2022 8:04:16 AM
(None)	Signature established by: Pre-set style	Resent 9/29/2022 5:36:03 PM
	Using IP Address: [*****]	Viewed: 9/30/2022 4:01:16 AM
Signed: 9/30/2022 4:09:43 AM
Electronic Record and Signature Disclosure:
Accepted: 8/31/2020 6:19:19 AM
ID: 31033af2-987e-47f9-adc5-9f0d2dfa7176

Valdeni Rodrigues de Novaes		Sent: 9/30/2022 4:09:49 AM
[*****] CEO		Viewed: 9/30/2022 6:07:44 AM
Security Level: E-mail, Account Authentication		Signed: 9/30/2022 6:08:03 AM
(None)	Signature established by: Pre-set style
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 9/30/2022 6:07:44 AM
ID: 6876d022-ca41-40f4-bc3c-3b5b63d43312

Pedro Luis Amaral Pedroso		Sent: 9/30/2022 6:08:10 AM
[*****]		Resent 9/30/2022 7:01:02 AM
Security Level: E-mail, Account Authentication		Resent 9/30/2022 11:09:57 AM
(None)	Signature adoption: Pre-selected Style IP	Viewed: 9/30/2022 11:10:56 AM
	Address: [*****]	Signed: 9/30/2022 11:11:20 AM

Electronic Record and Signature Disclosure:
Accepted: 9/30/2022 9:34:29 AM
ID: 56362e5a-2734-433c-894f-b22f5684b8f5

Signer Events	Signature	Timestamp
Tiago Cabral		Sent: 9/30/2022 11:11:28 AM
[*****]		Resent 9/30/2022 11:18:46 AM
Commercial Services		Resent 9/30/2022 11:22:36 AM
Officer		Resent 9/30/2022 11:45:16 AM
Security Level: E-mail, Account Authentication		Resent 9/30/2022 3:20:36 PM
(None)	Signature established by: Pre-set style	Resent 10/3/2022 12:54:55 PM
	Using IP Address: [*****]	Resent 10/4/2022 11:19:55 AM
Resent 10/4/2022 3:38:42 PM
Electronic Record and Signature Disclosure:		Resent 10/4/2022 3:42:38 PM
Accepted: 8/14/2020 10:54:21 AM		Resent 10/6/2022 8:08:25 AM
ID: 338646ed-b76b-4afa-9d52-db37c34f2730		Resent 10/6/2022 12:07:24 PM
Resent 10/7/2022 11:16:53 AM
Resent 10/10/2022 7:46:02 AM
Resent 10/10/2022 8:37:44 AM
Resent 10/10/2022 10:04:51 AM
Resent 10/10/2022 10:58:51 AM
Resent 10/10/2022 11:37:02 AM
Resent 10/11/2022 11:30:45 AM
Resent 10/11/2022 11:41:46 AM
Resent 10/13/2022 3:11:26 AM
Resent 10/13/2022 4:17:18 PM
Resent 10/14/2022 8:09:52 AM
Resent 10/14/2022 2:00:05 PM
Resent 10/17/2022 8:18:16 AM
Resent 10/17/2022 12:09:41 PM
Resent 10/17/2022 3:47:51 PM
Resent 10/18/2022 2:50:23 AM
Resent 10/19/2022 2:20:09 PM
Resent 10/19/2022 3:19:13 PM
Resent 10/20/2022 11:35:15 AM
Viewed: 10/21/2022 6:55:18 AM
Signed: 10/21/2022 6:55:27 AM

Flávio Gonçalves [*****]		Sent: 10/21/2022 6:55:33 AM
Security Level: E-mail, Account Authentication		Resent 10/21/2022 2:01:43 PM
(None)		Viewed: 10/21/2022 4:39:42 PM
	Signature adoption: Pre-selected Style IP	Signed: 10/21/2022 4:40:01 PM
Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 10/21/2022 4:39:42 PM
ID: b12ef038-2d6b-4a42-9e92-d1d877cd542e

Signer Events	Signature	Timestamp
Artur Gaulke Schunck		Sent: 10/21/2022 4:40:09 PM
[*****] Chief Financial		Resent 10/21/2022 5:09:50 PM
Officer		Viewed: 10/23/2022 2:49:09 PM
Security Level: E-mail, Account Authentication		Signed: 10/23/2022 2:49:23 PM
(None)	Signature established by: Pre-set style
Using IP Address:
[*****]Signed using cellphone
Electronic Record and Signature Disclosure:
Accepted: 5/1/2021 3:19:10 AM
ID: fa0c9073-addf-4780-b419-41a5b944e0e2

Leandro Roberto Rodrigues		Sent: 10/21/2022 4:40:09 PM
[*****] Treasury Officer		Viewed: 10/21/2022 5:01:03 PM
Security Level: E-mail, Account Authentication		Signed: 10/21/2022 5:01:31 PM
(None)	Signature established by: Pre-set style
Using IP Address: [*****]Signed
using cellphone
Electronic Record and Signature Disclosure:
Accepted: 10/21/2022 5:01:03 PM
ID: 3ef9696b-6300-418d-91f8-38768058d5d9

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp
Carlos Ficher	Copied	Sent: 10/23/2022 2:49:33 PM
[*****]
Security Level: E-mail, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Accepted: 9/20/2022 5:30:21 AM
ID: 57c9c5ca-fc86-433e-9cd5-2f6480a2cd7d

Everton Rodrigues Dantas	Copied	Sent: 10/23/2022 2:49:33 PM
[*****]
Security Level: E-mail, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Not offered via DocuSign

Carbon Copy Events	Status	Timestamp
Renata da Silva [*****]	Copied	Sent: 10/23/2022 2:49:33 PM
Procurement Manager UOL -
UNIVERSO ONLINE S/A
Security Level: E-mail, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Accepted: 8/7/2020 10:03:51 AM
ID: 5b66d5ae-f8db-4625-b318-8f0f0f287575

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamp
Envelope sent	Hashed/Encrypted	9/29/2022 7:12:31 AM
Certified delivery	Security checked	10/21/2022 5:01:03 PM
Signing complete	Security checked	10/21/2022 5:01:31 PM
Completed	Security checked	10/23/2022 2:49:33 PM

Payment Events	Status	Timestamp
Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 2/7/2018 5:43:37 AM
Parties agreed to: Cleber Reynaldo de Camargo, Igor Nunes Dourado de Carvalho, Valdeni Rodrigues de Novaes, Pedro Luis Amaral Pedroso, Tiago Cabral, Flá
CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES
Electronic Record and Signature Disclosure
From time to time, UOL - UNIVERSO ONLINE S/A may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.
Getting paper copies
At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print the documents we send to you through the DocuSign system during and immediately after the signature session, and, if you elect to create a DocuSign user account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish to get paper copies of any such documents to be sent from our office to you, you will not be charged a per-page fee. You may request delivery of such paper copies from us by following the procedure described below.
Withdrawing your consent
If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive notices and disclosures only in paper format. The procedure to inform us of your decision to receive future notices and disclosures in paper format and withdraw your consent to receive notices and disclosures electronically is described below.
Consequences of changing your mind
If you elect to receive notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and provide services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of receipt of such paper notices or disclosures. To let us know that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signature page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive notices and consents electronically from us or to electronically sign documents sent by us.
All notices and disclosures will be sent to you electronically
Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgments, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.

How to contact UOL - UNIVERSO ONLINE S/A:
You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below:
To contact us by email send messages to: UOL - UNIVERSO ONLINE S/A
To inform of your new e-mail address to UOL - UNIVERSO ONLINE S/A:
To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail and provide: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address.
In addition, you must notify DocuSign, Inc. in order to reflect your new e-mail address in your DocuSign account by following the process for changing e-mail in the DocuSign system.
To request paper copies from UOL - UNIVERSO ONLINE S/A:
To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.
To withdraw your consent to UOL - UNIVERSO ONLINE S/A:
To inform us that you no longer want to receive future notices and disclosures in electronic format you may:
(i)refuse to sign a document in your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may
(ii)send us an e-mail and provide your e-mail address, full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take longer to process.
Required hardware and software**:
(i)Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®
(ii)Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)
(iii)PDF readers: Acrobat® or similar software may be required to view and print PDF files.
(iv)Screen Resolution: 800 x 600 minimum
(v)Enabled Security Settings: Allow per session cookies
** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.

Acknowledging your access and consent to receive materials electronically:
To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.
By checking the “I agree” box, I confirm that:
(i)I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and
(ii)I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and (iii) Until or unless I notify UOL - UNIVERSO ONLINE S/A as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by UOL - UNIVERSO ONLINE S/A during the course of my relationship with you.

Electronic Record and Signature Disclosure created on: 12/27/2017 6:27:37 AM
Parties agreed to: Leandro Roberto Rodrigues
CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES
Electronic Record and Signature Disclosure
From time to time, UOL - UNIVERSO ONLINE S/A may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.
Getting paper copies
At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print the documents we send to you through the DocuSign system during and immediately after the signature session, and, if you elect to create a DocuSign user account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish to get paper copies of any such documents to be sent from our office to you, you will not be charged a per-page fee. You may request delivery of such paper copies from us by following the procedure described below.
Withdrawing your consent
If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive notices and disclosures only in paper format. The procedure to inform us of your decision to receive future notices and disclosures in paper format and withdraw your consent to receive notices and disclosures electronically is described below.
Consequences of changing your mind
If you elect to receive notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and provide services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of receipt of such paper notices or disclosures. To let us know that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signature page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive notices and consents electronically from us or to electronically sign documents sent by us.
All notices and disclosures will be sent to you electronically
Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgments, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.

How to contact UOL - UNIVERSO ONLINE S/A:
You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below: To contact us by email send messages to: [*****]
To contact us by email send messages to: UOL - UNIVERSO ONLINE S/A
To inform of your new e-mail address to UOL - UNIVERSO ONLINE S/A:
To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail to [*****] providing: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address. We do not require any other information from you to change your email address.
In addition, you must notify DocuSign, Inc. in order to reflect your new e-mail address in your DocuSign account by following the process for changing e-mail in the DocuSign system.
To request paper copies from UOL - UNIVERSO ONLINE S/A:
To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send an e-mail to [*****] and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.
To withdraw your consent to UOL - UNIVERSO ONLINE S/A:
To inform us that you no longer want to receive future notices and disclosures in electronic format you may:
(i)refuse to sign a document in your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may
(ii)send an e-mail to [*****] and provide your e-mail address, full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take longer to process. We do not require any other information from you to change your email address. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.
Required hardware and software**:
(i)Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®
(ii)Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)
(iii)PDF readers: Acrobat® or similar software may be required to view and print PDF files.
(iv)Screen Resolution: 800 x 600 minimum
(v)Enabled Security Settings: Allow per session cookies
** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.

Acknowledging your access and consent to receive materials electronically:
To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.
By checking the “I agree” box, I confirm that:
(i)I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and
(ii)I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and (iii) Until or unless I notify UOL - UNIVERSO ONLINE S/A as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by UOL - UNIVERSO ONLINE S/A during the course of my relationship with you.